UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

DOGWOOD THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

44 Milton Avenue

Alpharetta, GA 30009

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on March 11, 2026

February 13, 2026

To our Stockholders:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of Dogwood Therapeutics, Inc. (the “Company,” “we” or “our”), which will be held on Wednesday, March 11, 2026, at 10:00 a.m., Eastern Time. The Special Meeting will be conducted as a completely virtual meeting of stockholders. You can attend the Special Meeting by visiting https://edge.media-server.com/mmc/go/DWTX2026SGM where you will be able to listen to the Special Meeting live, submit questions, view the stockholder list and vote online. Because the Special Meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the Special Meeting in person physically.

Only stockholders who held the Company’s stock at the close of business on the record date, February 12, 2026, may vote at the Special Meeting, including any adjournment or postponement thereof. At the Special Meeting, you will be asked to consider and vote upon the:

(1)	Approval, for the purposes of complying with the terms of that certain Securities Purchase Agreement, dated as of January 11, 2026, by and between the Company and a single institutional investor named therein and Nasdaq Listing Rule 5635(d), of the exercise of the unregistered common stock warrant to purchase up to 4,386,037 shares of our common stock and the issuance of shares of common stock thereunder;
(2)	Approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate; and;
(3)	Transaction of any other business that may properly come before the Special Meeting or any adjournment thereof.

Pursuant to our bylaws, no other items of business are expected to be considered at the Special Meeting.

The accompanying proxy statement (the “Proxy Statement”) more fully describes the details of the business to be conducted at the Special Meeting. After careful consideration, our Board of Directors has unanimously approved and recommends that you vote “FOR” each of the proposals described in the Proxy Statement.

Your vote is important. Whether or not you expect to attend the Special Meeting, please vote via the Internet or over the telephone as instructed in the enclosed Proxy Statement and on the enclosed proxy card as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice Regarding the Availability of Proxy Materials and Proxy Statement.

Thank you for your continued support of and ownership in our Company. We look forward to your participation at the Special Meeting.

Best regards, /s/ Greg Duncan

Greg Duncan
Chairman and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS.

This Proxy Statement and the proxy card are being mailed to our stockholders on or about February 13, 2026. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the Internet of our proxy materials related to our forthcoming Special Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all the proxy materials, as well as providing access to those proxy materials on our website. This Proxy Statement is available to beneficial holders of our common stock and record holders of our common stock at https://edge.media-server.com/mmc/go/DWTX2026SGM.

Page
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	2
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS	3
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING	4
PROPOSAL NO. 1: APPROVAL, FOR THE PURPOSES OF COMPLYING WITH THE TERMS OF THE SECURITIES PURCHASE AGREEMENT AND NASDAQ LISTING RULE 5635(d), OF THE EXERCISE OF THE COMMON WARRANT TO PURCHASE UP TO 4,386,037 SHARES OF OUR COMMON STOCK AND THE ISSUANCE OF SHARES OF COMMON STOCK THEREUNDER	9
PROPOSAL NO. 2: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT THE COMMON WARRANT PROPOSAL	11
INFORMATION ABOUT STOCK OWNERSHIP SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2026 ANNUAL MEETING OF STOCKHOLDERS	14
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	15

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement (this “Proxy Statement”) for Dogwood Therapeutics, Inc. (the “Company”, “we”, “us” or “our”) contains forward-looking statements. All statements other than statements of historical facts contained in this Proxy Statement are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Forward-looking statements may be identified by the use of the words “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “positioned,” “potential,” “seek,” “should,” “target,” “will,” “would” and other similar words and phrases, including the negatives of these terms, or other variations of these terms, that denote future events. The forward-looking statements in this Proxy Statement are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Proxy Statement and are subject to a number of risks, uncertainties and assumptions, including, without limitation, those described in the Proposals (as defined below) and in our other filings with the Securities and Exchange Commission (the “SEC”). Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, we operate in an evolving environment. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Proxy Statement, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain.

These forward-looking statements include, though are not limited to, statements about the effect of the exercise of the Common Warrant (as defined below) and the impact of complying with the stockholder approval requirements of the Securities Purchase Agreement (as defined below).

We caution you that the aforementioned statements may not contain all of the forward-looking statements made in this Proxy Statement.

You should read this Proxy Statement completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Dogwood Therapeutics, Inc.

44 Milton Avenue

Alpharetta, Georgia 30009

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on March 11, 2026

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MARCH 11, 2026

Copies of this Proxy Statement and form of proxy card are available at https://ir.dwtx.com/events-presentations/meeting.

Your vote is important. Please vote in one of these ways:

1)	BY INTERNET: Go to http://www.proxyvote.com and follow the instructions. You will need to enter the control number printed on your proxy card;
2)	BY TELEPHONE: Call toll-free at 1-800-690-6903 and follow the instructions. You will need to enter the control number printed on your proxy card;
3)	IN WRITING: Complete, sign, date and promptly return your proxy card in the enclosed envelope; or
4)	AT THE SPECIAL MEETING: Follow the instructions that will be available at https://edge.media-server.com/mmc/go/DWTX2026SGM during the virtual Special Meeting.

This Proxy Statement and the accompanying proxy card are intended to be sent or given to stockholders of the Company on or about February 13, 2026, in connection with the solicitation of proxies on behalf of our Board of Directors (our “Board” or “Board of Directors”) for use at the Special Meeting of Stockholders (the “Special Meeting”), to be held virtually on Wednesday, March 11, 2026, at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof.

QUESTIONS AND ANSWERS ABOUT THE PROXY PROCESS AND VOTING

Q:	Why am I receiving these materials?
A:

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Special Meeting. These proxy solicitation materials are being mailed on or about February 13, 2026 to our stockholders of record as of the close of business on February 12, 2026 (the “Record Date”).

Q:	What is included in these materials?
A:	These materials include:
●	this Proxy Statement for the Special Meeting; and
●	a proxy card for the Special Meeting.

Q:	Who is entitled to vote?
A:

Only stockholders of record as of the Record Date shall be entitled to notice of, and to vote at, the Special Meeting. During the ten days prior to the Special Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call our Corporate Secretary at 1-866-620-8655 to arrange an inspection. The list will also be available on request during the Special Meeting.

Q:	What may I vote on?
A:	You may vote on the following matters:
●	Proposal No. 1: Approval, for the purposes of complying with the terms of that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of January 11, 2026, by and between the Company and a single institutional investor named therein (the “Investor”) and Nasdaq Listing Rule 5635(d), of the exercise of the unregistered common stock warrant (the “Common Warrant”) to purchase up to 4,386,037 shares of our Common Stock and the issuance of shares of common stock thereunder (the “Common Warrant Proposal”); and
●	Proposal No. 2: Approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Common Warrant Proposal (the “Adjournment Proposal” and, together with the Common Warrant Proposal, the “Proposals”).

In addition, you are entitled to vote on any other matters that are properly brought before the Special Meeting.

Q:	How many shares of Common Stock can vote?
A:

There were 33,295,553 shares of our common stock, par value $0.0001 per share (“Common Stock”), outstanding as of the Record Date. Each stockholder entitled to vote at the Special Meeting may cast one vote for each share of Common Stock owned by such stockholder that has voting power upon each matter considered at the Special Meeting.

Q:	Will any other business be presented for action by stockholders at the Special Meeting?
A:

The Board of Directors knows of no other business that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:	How does the Board recommend that I vote on each of the Proposals?
A:	Our Board recommends a vote “FOR” the approval of each of the Proposals.
Q:	How do I vote my shares?
A:

The answer depends on whether you own your shares of Common Stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”), your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Special Meeting, as set forth below. You are encouraged to vote prior to the Special Meeting to ensure that your shares will be represented.

If you wish to vote by Internet, before the Special Meeting, go to www.proxyvote.com. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you wish to vote by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

If you wish to vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you wish to vote at the Special Meeting, please follow the instructions that will be available at https://edge.media-server.com/mmc/go/DWTX2026SGM during the virtual Special Meeting.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” each of the Proposals, and, in their discretion, on any other matter that properly comes before the Special Meeting. Unsigned proxy cards will not be counted.

If you hold your shares of the Company through a broker, bank or other nominee (i.e., you are a “beneficial owner”), your shares are held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the virtual Special Meeting. However, since you are not the stockholder of record, you may not be able to vote your shares at the Special Meeting or by proxy unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee.

Even if you plan to virtually attend the Special Meeting, we recommend that you vote in advance so that your vote will be counted if you later decide not to attend the Special Meeting. You may also be able to vote by telephone, via the Internet, or at the Special Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “What are the procedures for attending and participating in the Special Meeting virtually?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

Q:	What are the procedures for attending and participating in the Special Meeting?
A:

The Special Meeting will be a completely virtual meeting. There will be no physical meeting location and the Special Meeting will be conducted online. To participate in the virtual meeting, visit https://edge.media-server.com/mmc/go/DWTX2026SGM and enter the control number included on your proxy card or on the instructions that accompanied your proxy materials. You are entitled to attend our Special Meeting only if you were a stockholder as of the Record Date.

Online check-in to the Special Meeting will begin at 9:45 a.m., Eastern Time, and we encourage stockholders to log in early to allow ample time to test their computer audio system.

To participate in the Special Meeting, you will need the 16-digit control number found on your proxy card or the instructions that accompany your proxy materials. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Special Meeting.

Q:	Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in- person stockholder meeting?
A:

Yes. If you register to attend, and attend, the Special Meeting pursuant to the instructions above, you will be able to vote online during the Special Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and, if appropriate, answered by the speakers.

Q:	What is a proxy?
A:

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Greg Duncan and Angela Walsh. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Special Meeting, we request that you please use the means available to you to vote by proxy to ensure that your shares of Common Stock may be voted.

Q:	What is the effect if I fail to give voting instructions to my broker or other nominee?
A:

If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for the Proposals in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee. We encourage you to provide voting instructions to the organization that holds your shares.

Brokers, banks or other nominees that are member firms of the Nasdaq Capital Market and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters; however, they will not have this discretionary authority with respect to non-routine matters. None of the Proposals are matters for which such brokers, banks or other nominees will have discretionary authority; therefore, if any of your shares are held by brokers, banks or other nominees and you have not provided instructions for the voting of those shares with respect to any of the Proposals, your shares will not be counted as present and such shares shall not count as votes either votes for or against a Proposal.

Q:	What if I want to change my vote or revoke my proxy?
A:

If you are a registered stockholder, you may change your vote or revoke your proxy at any time before the Special Meeting by (i) going to www.proxyvote.com and logging in using your 16-digit control number provided on your proxy card, or voting instruction form, (ii) attending and voting at the Special Meeting, or (iii) submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Special Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:	How many shares must be represented to have a quorum and hold the Special Meeting?
A:

The holders of one third of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the Special Meeting, present in person, present by means of remote communication, or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy card by mail or that are represented virtually at the Special Meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain. If a quorum is not present, we expect to adjourn the Special Meeting until we obtain a quorum.

Q:	What vote is required to approve each Proposal?
A:

Common Warrant Proposal: A majority of the shares of Common Stock that are present or represented by proxy at the Special Meeting and entitled to vote with respect to this Proposal must be voted in favor of the Common Warrant Proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted for purposes of determining the number of shares of Common Stock present or represented by proxy and entitled to vote on the Common Warrant Proposal. Accordingly, if you choose to “ABSTAIN,” with respect to the Common Warrant Proposal, your abstention has the same effect as a vote “AGAINST.”

Adjournment Proposal: A majority of the shares of Common Stock that are present or represented by proxy and entitled to vote with respect to this Proposal must be voted in favor of the Adjournment Proposal. A properly executed proxy marked “ABSTAIN” with respect to the Adjournment Proposal will not be voted, although it will be counted for purposes of determining the number of shares of Common Stock present or represented by proxy and entitled to vote on the Adjournment Proposal. Accordingly, if you choose to “ABSTAIN” with respect to the Adjournment Proposal, your abstention has the same effect as a vote “AGAINST.”

Q:	What if additional proposals are presented at the Special Meeting?
A:

We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Special Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q:	What if I return a proxy card but do not make specific choices?
A:

If we receive a signed and dated proxy card and the proxy card does not specify how your shares are to be voted, your shares will be voted in favor of the Proposals. If any other matter is properly presented at the Special Meeting, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares in his or her discretion.

Q:	Who will count the votes?
A:	A representative of Equiniti Trust Company, LLC, acting as the inspector of election, will tabulate and certify the votes.
Q:	Who can attend the Special Meeting?
A:	All stockholders as of the Record Date are invited to attend the Special Meeting.

Q:	Are there any expenses associated with collecting the stockholder votes?
A:

We will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, we and our agents, including directors, officers and other employees, without additional compensation, may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur. If you have any questions about submitting your proxy or require assistance, please contact our Corporate Secretary, Angela Walsh, at 1-866-620-8655.

Q:	Where can you find the voting results?
A:	Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Special Meeting.
Q:	What does it mean if I receive more than one set of proxy materials?
A:

If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards.

PROPOSAL NO. 1

APPROVAL, FOR THE PURPOSES OF COMPLYING WITH THE TERMS OF THE SECURITIES PURCHASE AGREEMENT AND NASDAQ LISTING RULE 5635(d), OF THE EXERCISE OF THE COMMON WARRANT TO PURCHASE UP TO 4,386,037 SHARES OF OUR COMMON STOCK AND THE ISSUANCE OF SHARES OF COMMON STOCK THEREUNDER

We are asking stockholders to approve this Proposal to permit the exercise of the Common Warrant by the Investor in accordance with the terms therein and the issuance of shares of Common Stock upon exercise of the Common Warrant.

On January 11, 2026, we entered into the Securities Purchase Agreement with the Investor pursuant to which we agreed to sell and issue in a registered direct offering to the Investor 2,338,948 shares of our Common Stock. In a concurrent private placement pursuant to the Securities Purchase Agreement, the Company agreed to sell to the Investor (i) unregistered pre-funded warrant to purchase up to 2,047,089 shares of Common Stock and (ii) the Common Warrant. The Common Warrant has an initial exercise price of $3.28 per warrant share and entitles the Investor to acquire up to 4,386,037 shares of our Common Stock upon their exercise.

Why the Company Needs Stockholder Approval

We are seeking stockholder approval of the Common Warrant Proposal in order to comply with the terms of the Securities Purchase Agreement and to permit the issuance of the shares of Common Stock upon exercise of the Common Warrant under Nasdaq Listing Rule 5635(d). Under the Securities Purchase Agreement, if stockholder approval for this Proposal is not obtained, then the exercise of the Common Warrant will not be permitted. If the Common Warrant Proposal is not approved at the Special Meeting, we will be required to hold a meeting of our stockholders at least every three months to solicit and take a vote on the approval sought in this Proposal until either such approval is obtained or the Common Warrant is no longer outstanding. The process of continuing to hold stockholder meetings to obtain such approval would cause us to incur significant legal expenses and could divert our management’s attention from the operation of our business.

The shares of Common Stock issuable upon exercise of the pre-funded warrant and Common Warrant issued pursuant to the Securities Purchase Agreement would amount to approximately 20.05% of our outstanding shares immediately prior to the execution of the Securities Purchase Agreement. In order to comply with Nasdaq Listing Rule 5635(d), the Common Warrant is unable to be exercised and the shares of Common Stock issuable upon such exercise are unable to be issued until and unless our stockholders approve the Common Warrant Proposal.

Effect on Current Stockholders

If the Common Warrant Proposal is adopted, up to 4,386,037 shares of Common Stock would be issued upon exercise of the Common Warrant, assuming all of the Common Warrant are fully exercised. The issuance of such shares would result in dilution to our stockholders who are not the Investor and would afford our stockholders a smaller percentage interest in the voting power, liquidation value, and aggregate book value of the Company. This means that our current stockholders who are not party to the Securities Purchase Agreement will own a smaller interest in us as a result of the conversion and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of shares of Common Stock upon exercise of the Common Warrant will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Common Stock to decline.

Description of the Common Warrant

Duration and Exercise Price

Each Common Warrant is a warrant to purchase shares of Common Stock and will be exercisable at any time on or after the date our stockholders approve the exercise and will expire five years and six months from such date. The Common Warrant has an initial exercise price equal to $3.28 per warrant share.

Exercise Price Adjustment

The exercise price and number of shares issuable upon exercise is subject to appropriate proportional adjustment in the event of share dividends, share splits, sales of Purchase Rights (as defined in the Common Warrant), reorganizations or similar events affecting our Common Stock and the exercise price. In addition, the exercise price of the Common Warrant can be reduced to any amount and for any period of time deemed appropriate by the Board.

Floor Price

There is no floor price for the Common Warrant. The exercise price of the Common Warrant can be reduced to any amount and for any period of time deemed appropriate by the Board.

Transferability

Subject to applicable laws, a Common Warrant may be transferred at the option of the holder upon surrender of the Common Warrant to us together with the appropriate instruments of transfer and funds sufficient to pay any transfer taxes payable upon such transfer.

Trading Market

There is no trading market available for the Common Warrant on any securities exchange or nationally recognized trading system. We do not intend to list the Common Warrant on any securities exchange or nationally recognized trading system.

Rights as a Stockholder

Except as otherwise provided in the Common Warrant or by virtue of such holder’s ownership of the underlying shares of Common Stock, the holders of the Common Warrant do not have the rights or privileges of holders of our Common Stock, including any voting rights, until they exercise their Common Warrant.

Interests of Directors and Executive Officers

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Common Warrant Proposal that is not shared by our stockholders.

Vote Required for Approval of this Proposal

The affirmative vote of the holders of a majority of the shares of Common Stock that are present or represented by proxy and entitled to vote with respect to this Proposal is required to approve the Common Warrant Proposal. The holders of Common Stock have the right to cast one vote per share of Common Stock on this Proposal.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMMON WARRANT PROPOSAL.

PROPOSAL NO. 2

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT THE COMMON WARRANT PROPOSAL

If at the Special Meeting the number of votes represented by shares of the Common Stock present or represented and voting in favor of the Common Warrant Proposal is insufficient to approve the Common Warrant Proposal, our management may move to adjourn the Special Meeting in order to enable our Board to continue to solicit additional proxies in favor of such Proposal.

In this Adjournment Proposal, we are asking our stockholders to authorize the holder of any proxy solicited to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Common Warrant Proposal, including the solicitation of proxies from stockholders that have previously voted against the Common Warrant Proposal. If stockholder approval for this Proposal is not obtained, then the Special Meeting will not be adjourned.

Vote Required for Approval of this Proposal

The affirmative vote of the majority of votes cast is required to approve the Adjournment Proposal.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our Common Stock as of February 10, 2026 by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of Common Stock;
●	each of our directors;
●	each of our named executive officers; and
●	all of our current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after February 10, 2026 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 33,295,553 shares of our Common Stock outstanding as of February 10, 2026. Shares of our Common Stock that a person has the right to acquire within 60 days after February 10, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Dogwood Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009.

Name of Director or Named Executive Officer	Shares Beneficially Owned		% of Shares Outstanding Shares
Abel De La Rosa, Ph.D.	1,053	(1)	*
Greg Duncan	47,688	(2)	*
R. Michael Gendreau, M.D., Ph.D.	9,993	(3)	*
David Keefer	1,435	(4)	*
John C. Thomas, Jr.	942	(5)	*
Melvin Toh, M.B.B.S.	—		*
Angela Walsh	10,330	(6)	*
Richard J. Whitley, M.D.	923	(7)	*
Alan Yu	—		*
All Executive Officers and Directors as a Group (10 persons)	82,532	(8)	0.2%

Beneficial Owners of more than 5% of our Common Stock
Sealbond Limited	21,822,333	(9)	65.5%
Conjoint Inc.	2,842,638	(10)	8.5%
Armistice Capital, LLC	3,296,259	(11)	9.9%

*	Denotes beneficial ownership of less than 1%.
(1)	Includes 893 shares of Common Stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(2)	Includes 45,390 shares of Common Stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(3)	Includes 9,993 shares of Common Stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(4)	Includes 923 shares of Common Stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(5)	Includes 902 shares of Common Stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(6)	Includes 10,210 shares of Common Stock issuable upon exercise of stock options, exercisable within 60 days hereof.

(7)	Includes 895 shares of Common Stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(8)	Includes 79,374 shares of Common Stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(9)	Based solely on information contained in a Schedule 13D filed with the SEC on November 21, 2025. Sealbond Limited (“Sealbond”) is an indirect, wholly-owned subsidiary of CK Life Sciences Int'l., (Holdings) Inc. (“CK”). The business address of Sealbond is 2 Dai Fu Street, Tai Po Industrial Estate, New Territories, Hong Kong.
(10)	Based solely on information contained in a Schedule 13D filed with the SEC on November 21, 2025. Conjoint Inc. (“Conjoint”) is an indirect, wholly-owned subsidiary of CK. The business address of Conjoint is 2 Dai Fu Street, Tai Po Industrial Estate, New Territories, Hong Kong.
(11)	Based solely on the Company’s best knowledge and belief, Armistice Capital, LLC beneficially owns 3,552,037 shares. On January 13, 2026, the Company issued 2,338,948 shares and on January 15, 2026, the Company issued an additional 1,213,089 shares to Armistice Capital Master Fund Ltd, an affiliate of Armistice Capital LLC. The business address of Armistice Capital Master Fund Ltd. (“Master Fund”) is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, New York 10022. Armistice Capital, LLC is the investment manager of Master Fund.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR
2026 ANNUAL MEETING OF STOCKHOLDERS

Stockholders intending to present proposals at our Annual Meeting of Stockholders to be held in 2026 (“2026 Annual Meeting”) and intending to have such proposals included in our next proxy statement must send their proposals to our Corporate Secretary, in writing, at Dogwood Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in our proxy statement and form of proxy for our 2026 Annual Meeting and must have been received by us no later than December 31, 2025. If, however, the date of our 2026 Annual Meeting will be on or before May 19, 2026 or on or after July 18, 2026 then the deadline will be a reasonable time before we begin to print and send out our proxy materials. The dates referenced below with respect to proposing an item of business at our 2026 Annual Meeting will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.

In addition, under our bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide that a nomination for director nominee(s) and/or an item of business to be introduced at an annual meeting of stockholders must be submitted in writing to our Corporate Secretary at our offices at Dogwood Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2026 Annual Meeting:

●	no later than January 30, 2026 nor any earlier than December 31, 2025; or
●	(i) if the 2026 Annual Meeting will be held be on or before May 19, 2026 or on or after July 18, 2026, then no earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2026 Annual Meeting and (B) the 10th day following the day on which notice of the date of the 2026 Annual Meeting was mailed or public disclosure of the date of such 2026 Annual Meeting was made, whichever first occurs or (ii) in the case of an election of directors at a special meeting of stockholders, provided that our Board, or such person or persons requested by a majority of our Board to call special meetings, has determined that directors shall be elected at such special meeting and provided further that the nomination made by the stockholder is for one of the director positions that our Board, or such person or persons requested by a majority of our Board to call special meetings, as the case may be, has determined will be filled at such special meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the 10th day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

In addition, the deadline for a stockholder to provide notice to us under SEC Rule 14a-19 of the stockholder’s intent to solicit proxies in support of candidates submitted under our certificate of incorporation and by-laws is April 19, 2026.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of a notice and/or proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such documents to you if you write or call our Corporate Secretary at Dogwood Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009; telephone: 1-866-620-8655.

If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Corporate Secretary, in writing, at the address listed above.

By Order of the Board of Directors,

/s/ Greg Duncan

Greg Duncan
Chairman and Chief Executive Officer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V83167-S31150 For Against Abstain ! ! ! ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. DOGWOOD THERAPEUTICS, INC. 1. Approval, for the purposes of complying with the terms of the Securities Purchase Agreement, dated January 11, 2026, and Nasdaq Listing Rule 5635(d), the exercise of the Common Stock Warrant and the issuance of shares of common stock thereunder; and 2. Approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate. DOGWOOD THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following proposals: SCAN TO VIEW MATERIALS & VOTEw DOGWOOD THERAPEUTICS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on March 10, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on March 10, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V83168-S31150 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at https://ir.dwtx.com/events-presentations/meeting. DOGWOOD THERAPEUTICS, INC. Special Meeting of Stockholders March 11, 2026 10:00 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder of Dogwood Therapeutics, Inc. hereby appoints Greg Duncan and Angela Walsh, and each of them, with full power of substitution, as proxies to vote the shares of stock which the undersigned could vote if personally present at the 2026 Special Meeting of Stockholders of Dogwood Therapeutics, Inc. to be held virtually via the internet at https://edge.media-server.com/mmc/go/DWTX2026SGM on March 11, 2026, at 10:00 a.m. Eastern Time, and at any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given. If the undersigned holds any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually. When properly executed, this proxy will be voted in the manner directed herein. On matters for which you do not specify a choice, the shares will be voted in accordance with the recommendation of the Board of Directors. If no direction is made, this proxy will be voted "FOR" Proposal 1 and "FOR" Proposal 2. Continued and to be signed on reverse side.